AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 1997
                                              REGISTRATION NO. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                ----------------


                        COMMONWEALTH ALUMINUM CORPORATION
             (Exact name of Registrant as specified in its charter)


         DELAWARE                                            13-3245741
     (State or other                                      (I.R.S. Employer
     jurisdiction of                                   Identification Number)
     incorporation or
      organization)

                              1200 MEIDINGER TOWER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 589-8100
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ----------------

                            1995 STOCK INCENTIVE PLAN

                                ----------------


                                Mark V. Kaminski
                      President and Chief Executive Officer
                        Commonwealth Aluminum Corporation
                              1200 Meidinger Tower
                           Louisville, Kentucky 40202
                                 (502) 589-8100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ----------------

                                    copy to:

                                   John Merow
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                                ----------------


                         CALCULATION OF REGISTRATION FEE
================================================================================
                                           Proposed    Proposed
                                            maximum     maximum
Title of each class                        offering    aggregate    Amount of
   of securities        Amount to be       price per   offering    registration
 to be registered       registered         unit(1)     price(1)       fee
--------------------------------------------------------------------------------
Common Stock, $0.01    500,000 shares      $15.438    $7,718,750     $2,340
par value
================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.


                                ----------------

         This is a registration of additional securities of the same class as other securities for which a registration statement filed on this form relating to an employee benefit plan has become effective. The contents of the earlier registration statement, File No. 33-91364, are incorporated herein by reference.

                                    EXHIBITS

Exhibit No.        Description

    5 Opinion and consent of Sullivan & Cromwell regarding the validity of the securities registered.

    23.1           Consent of Coopers & Lybrand L.L.P.

    23.2           Consent of Ernst & Young LLP.

    24 Powers of Attorney (set forth on the signature page of the registration statement).

    99.1 Commonwealth Aluminum Corporation 1995 Stock Option Plan as Amended and Restated on October 21, 1996.

                                   SIGNATURES


         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Louisville, Kentucky on December 9, 1996.

                                       Commonwealth Aluminum Corporation



                                       By: /s/ Mark V. Kaminski
                                                  Mark V. Kaminski
                                           President and Chief Executive
                                                      Officer


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark V. Kaminski and Donald L. Marsh, Jr. his true and lawful attorney-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post- effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 1996.

        SIGNATURE                             TITLE


   /s/ Mark V. Kaminski            President, Chief Executive
     Mark V. Kaminski                 Officer and Director
                                  (Principal Executive Officer)

  /s/ Paul E. Lego                    Chairman of the Board
       Paul E. Lego


  /s/ Donald L. Marsh, Jr.        Executive Vice President, Chief
   Donald L. Marsh, Jr.           Financial Officer and Secretary
                                     (Principal Financial and
                                        Accounting Officer)


  /s/ Catherine G. Burke                    Director
    Catherine G. Burke


  /s/ Victor Torasso                        Director
      Victor Torasso


  /s/ John Merow                            Director
        John Merow


  _______________________                   Director
        Fred C. Fetterolf

Index to Exhibits

Exhibit No.    Description                                        Sequentially
                                                                  Numbered Page

    5 Opinion and consent of Sullivan & Cromwell regarding the validity of the securities registered.......................................
   23.1        Consent of Coopers & Lybrand L.L.P...............
   23.2        Consent of Ernst & Young LLP.....................
   24          Powers of Attorney (set forth on signature
               page of this Registration Statement).............
   99.1        Commonwealth Aluminum Corporation 1995
               Stock Incentive Plan As Amended and Restated
               on October 21, 1996..............................